UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 24, 2010

HAWAIIAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350

Honolulu, HI  96819

 (Address of principal executive offices, including zip code)

(808) 835-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On November 24, 2010, Hawaiian Airlines, Inc. (“Hawaiian”), a wholly-owned subsidiary of Hawaiian Holdings, Inc. (the “Registrant”), entered into an amendment (the “Amendment”) to the Airbus A330/A350XWB Purchase Agreement by and between Hawaiian and Airbus S.A.S. (“Airbus”), dated as of January 31, 2008, as amended (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, Hawaiian agreed to purchase six A330-200 aircraft beginning in 2012 and six A350XWB-800 aircraft beginning in 2017 from Airbus, with purchase rights to acquire an additional six aircraft of each type.  On March 3, 2010, Hawaiian exercised its option to purchase one additional A330-200 aircraft, which is scheduled to be delivered in the second quarter of 2011.  Under the Amendment, Hawaiian exercised all five remaining purchase rights for A330-200 aircraft, acquired five additional A330-200 purchase rights, exercisable between calendar year 2010 and calendar year 2014, and immediately exercised one such additional purchase right, resulting in new orders for a total of six additional A330-200 aircraft, which are scheduled to be delivered between 2012 and 2015.  Financial terms for the additional new orders are consistent with the Purchase Agreement.  Hawaiian continues to retain purchase rights with respect to four additional A330-200 aircraft and six A350XWB-800 aircraft, and now has a total of 13 firm new aircraft orders with Airbus.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment which the Registrant intends to file with the Securities and Exchange Commission as an exhibit to its next annual report on Form 10-K.  The Registrant also intends to seek confidential treatment of certain terms of the Amendment at such time.

On November 29, 2010, the Company issued a press release announcing its acquisition of five additional Airbus A330-200 purchase rights and its exercise of six Airbus A330-200 purchase rights, which press release is furnished as an exhibit hereto.  The information in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release Dated November 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: December 1, 2010	By:	/s/ Peter R. Ingram
Peter R. Ingram
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1         Press Release Dated November 29, 2010.